Exhibit 10.6

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this “Agreement”) is made and entered into effective as of the 2nd day of January, 2019 (the “Effective Date”), by and between J. ALEXANDER’S, LLC, a Tennessee limited liability company (“Borrower”) and PINNACLE BANK (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender made a Term Loan, Line of Credit, Development Loan, and Second Term Loan to Borrower (collectively, the “Loans”), as evidenced and secured by the following:

(a)Promissory Note dated September 3, 2013, in the original principal amount of $15,000,000.00 executed by Borrower to Lender (the “Term Note”);

(b)Revolving Promissory Note dated September 3, 2013, in the original principal amount of $1,000,000.00 executed by Borrower to Lender (the “Revolving Note”);

(c)Revolving Promissory Note dated December 9, 2014, in the original principal amount of $15,000,000.00 executed by Borrower to Lender and modified by Amended and Restated Revolving Promissory Note dated May 20, 2015, in the original principal amount of $20,000,000.00 executed by Borrower to Lender (the “Development Note”);

(d)Promissory Note dated May 20, 2015, in the original principal amount of $10,000,000.00 executed by Borrower to Lender (the “Second Term Note”);

(e)Loan Agreement dated September 3, 2013 evidencing the Revolving Note and other indebtedness owed by Borrower to Lender as therein described, modified by Amended and Restated Loan Agreement dated December 9, 2014, modified by Second Amended and Restated Loan Agreement executed by Borrower and Lender, and further executed by by J. Alexander’s Holdings, LLC, a Delaware limited liability company, J. Alexander’s Restaurants, LLC,  a Tennessee limited liability company, J. Alexander’s Restaurants of Kansas, LLC, a Kansas limited liability company, J. Alexander’s of Texas, LLC, a Texas limited liability company, JAX Real Estate, LLC, a Delaware limited liability company, JAX  RE  Holdings, LLC, a Delaware limited liability company, JAX Real Estate Management, LLC, a Delaware limited liability company, Stoney River Management Company, LLC, a Delaware limited liability company, SRLS LLC, a Delaware limited liability company, Stoney River Legendary Management, L.P., a Georgia limited partnership, and Stoney River, LLC, a Delaware limited liability company (each a “Guarantor” and collectively the “Guarantors”) dated May 20, 2015 (the “Second Amended and Restated Loan Agreement”), and further modified by Modification Agreement dated September 3, 2016  (collectively the “Loan Agreement”);

(f)Mortgages and Deeds of Trust liens, as modified and amended by First Master Modification Agreement dated December 9, 2014, by Second Master Modification Agreement dated May 20, 2015 and Modifications to the Mortgages and Deeds of  Trust dated May 20, 2015, on twelve (12) certain real estate assets owned by JAX Real Estate, LLC, J. Alexander's, LLC, and

J. Alexander's Restaurants, LLC, each having a J. Alexander's Restaurant, Stoney River Restaurant, or a Redlands Grill Restaurant located thereon (“Real Estate Collateral”) securing the Notes and other indebtedness as described in each of the Mortgages/Deeds of Trust and recorded in the jurisdiction in which the respective real estate assets are located, (collectively the “Security Instruments”);

(g)Assignment and Security Agreements executed by Borrower, J. Alexander’s Restaurants, LLC and J. Alexander’s Restaurants of Kansas, LLC as Debtor and Lender dated September 3, 2013, modified by Amended and Restated Assignment and Security Agreement dated December 9, 2014 and further modified by Second Amended and Restated Assignment and Security Agreement dated May 20, 2015  (collectively the “Assignment and Security Agreement”); and

(h)Guaranties dated September 3, 2013, as amended by Amended and Restated Guaranties executed by each of the Guarantors dated December 9, 2014 and further amended by Second Amended and Restated Guaranties dated May 20, 2015 (collectively the “Guaranties”).

(the Term Note, Revolving Note, Development Note, Second Term Note, Loan Agreement, Security Instruments, Assignment and Security Agreement and Guaranties, and all other instruments and documents now or hereafter evidencing or securing the Loan, as amended, extended, or otherwise modified from time to time, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, Borrower has requested and Lender has agreed to reprice the interest rates in the Notes and the Non-Use Fee for the unused portion of the Line of Credit and the Development Loan.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender covenant and agree as follows:

1.Section 1.5 of the Second Amended and Restated Loan Agreement is hereby deleted, and the following section substituted in its place and stead:

1.5 Commitment Fees; Non-Use Fee.  On May 20, 2015, Borrower paid to Lender an upfront commitment fee equal to 0.25% of the $5,000,000.00 increase in the Development Loan and the original principal amount of the Second Term Loan.

Borrower shall also pay to Lender a non-use fee (the “Non-Use Fee”) for the unused portion of the Line of Credit and the Development Loan based on Borrower’s reported Maximum Adjusted Debt to EBITDAR Ratio for the preceding quarter, as determined by Borrower’s quarterly loan compliance report submitted to Lender in accordance with Section 3.4 herein, in the amount specified below:

Reported Maximum Adjusted Debt to EBITDAR Ratio for Preceding Quarter

Non-Use Fee (per annum of the average, unused portion of the Line of Credit and the Development Loan until the termination of the Line of Credit and the termination of the Development Loan, payable quarterly in arrears)

˂ 1.25x	0.15%
˂ 2.25x	0.20%
˂ 3.25x	0.25%
≥ 3.25x	0.30%

The initial Non-Use Fee shall be 0.20% per annum of the average, unused portion of the Line of Credit and the Development Loan, subject to quarterly adjustments, until the termination of the Line of Credit and the termination of the Development Loan, payable quarterly in arrears.

2.Section 3.5(b) of the Second Amended and Restated Loan Agreement is hereby deleted, and the following section substituted in its place and stead:

(b)Maximum Adjusted Debt to EBITDAR Ratio.  Borrower shall maintain an Adjusted Debt to EBITDAR Ratio of not more than 4.0 to 1.0.  Maximum adjusted Debt to EBITDAR shall be measured at quarter-end based on a four quarter trailing basis. Maximum Adjusted Debt to EBITDAR Ratio is defined as the ratio of (A) Total Funded Debt minus invested Funds plus rent payments multiplied by 7, to (B) EBITDAR.  Invested Funds is defined as short term, liquid investments such as money markets with maturities of less than one year in length, and cash and cash equivalents; provided that investments into any joint venture or any endeavor not consistent with Borrower’s core restaurant operating business without consent of Lender shall be excluded.  EBITDAR shall be defined as the sum of: Net Income for such period (excluding the effect of any extraordinary or non-recurring gains or losses including any asset impairment charges, restaurant closing expenses (including lease buy-out expenses), changes in valuation allowance for deferred tax assets and non-cash deferred income tax benefits and expenses and up to $1,000,000.00  (in the aggregate for the five year term of the Development Loan) in uninsured losses) plus an amount which, in the determination of Net Income for such period has been deducted for (i) interest expense for such period; (ii) total federal, state foreign or other income taxes for such period; (iii) all depreciation and amortization for such period; (iv) rent payments; and (v) non-cash FASB 123R items, i.e. stock based compensation, and non-cash expense related to a profits interest plan, plus any other non-cash expenses or charges, and plus expenses associated with the public offering/spin-off process, regardless of whether the public offering/spin-off process occurs or is delayed, all as determined with GAAP.

“GAAP” shall mean generally accepted accounting principles consistently applied, provided that, notwithstanding any changes in such generally accepted accounting principles, any leases now existing or hereafter entered into that would have been treated as operating leases under generally accepted accounting principles as of December 30, 2018, will continue to not be treated as indebtedness for all purposes under this Agreement, including this Section 3.5.

3.The following shall be inserted after Section 3.11 of the Second Amended and Restated Loan Agreement:

3.12Reimbursement.Upon receiving the reported Maximum Adjusted Debt to EBITDAR Ratio for the preceding quarter determined by Borrower’s quarterly loan compliance report, and determining the applicable interest rate and non-use fee, Lender and Borrower agree that Lender shall reimburse Borrower for any interest and non-use fee overpaid and Borrower shall reimburse Lender for any interest and non-use fee owed within thirty (30) days of such determination.

4.The Real Estate Collateral is and shall remain subject to the charge or encumbrance of the Security Instruments, and nothing herein contained or done pursuant hereto shall affect or be construed to affect the charge or encumbrance of the Security Instruments or the priority thereof over other liens, charges, or encumbrances or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of any of the Loan Documents.

5.The Loan Documents, as amended hereby, are fully enforceable in accordance with their terms.

6.The Guarantors join in the execution of this Agreement for the purpose of acknowledging this Agreement, and to acknowledge and covenant that Guarantors, under their existing Guaranties, guarantee, among other things and without limitation, the full and prompt payment and performance to Lender at all times of all indebtedness and obligations of Borrower to Lender, whether now existing or hereafter arising, including, but not limited to, the indebtedness evidenced by the Revolving Note and the Loan Documents, as amended hereby.

7.As of the Effective Date, Borrower and Guarantors have no claim, demand, or right of setoff against Lender or any other party arising out of or with respect to any of the Loan Documents or the indebtedness evidenced thereby.

8.The Loan Documents are hereby further amended to the extent necessary to conform to the foregoing, but no further or otherwise.  The Loan Documents shall continue in full force and effect, amended only as specifically stated herein.  Lender reserves all of its rights, remedies, and privileges set forth in the Loan Documents, as amended hereby.  This Agreement does not constitute a novation of any of the Loan Documents.

9.Borrower is a Tennessee limited liability company, validly existing, and in good standing under the laws of the State of Tennessee and has the authority and power to enter into and perform its obligations under this Agreement.  The party executing this Agreement on behalf of Borrower is duly authorized to act on Borrower’s behalf.

10.Borrower and Guarantors shall execute and deliver to Lender such instruments and documents as Lender may from time to time reasonably require and shall take such actions as Lender may from time to time reasonably require to carry out the provisions contained herein and to assure the full realization by Lender of the benefit of the Loan Documents and the security given thereunder.

11.Borrower shall pay all costs, fees, and expenses, including, but not limited to, appraisal fees, recording fees and reasonable attorneys’ fees, incurred by Lender in connection with the preparation and consummation of this Agreement and in obtaining, maintaining, and preserving the collateral securing the indebtedness evidenced and secured by the Loan Documents and otherwise in protecting or perfecting Lender’s rights and interests pursuant to the Loan Documents.  This Agreement is governed by the laws of the State of Tennessee.  This Agreement is severable such that the invalidity or unenforceability of any provision hereof shall not impair the validity or enforceability of the remaining provisions.  This Agreement shall be binding upon the parties hereto and their successors and assigns. This Agreement may be executed in multiple counterparts that when taken as a whole shall constitute a complete agreement.

12.BORROWER, GUARANTORS, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS Agreement, ANY INSTRUMENTS OR DOCUMENTS EVIDENCING OR SECURING THIS Agreement, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO OR ACCEPTING THIS Agreement. FURTHER, BORROWER AND GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, OR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.  ANY ACTION BROUGHT HEREUNDER OR WITH RESPECT TO THE SUBJECT MATTER HEREOF MUST BE BROUGHT IN THE STATE COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE OR IN THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE WHICH SHALL HAVE EXCLUSIVE JURISDICTION AND VENUE OF ANY SUCH MATTERS.

13.Capitalized Terms not otherwise defined herein shall have the meanings as set forth in the Second Amended and Restated Loan Agreement.

{Signature pages to follow}

IN WITNESS WHEREOF, the undersigned has executed this Modification Agreement effective as of the Effective Date.

BORROWER:

J. ALEXANDER’S, LLC,
a Tennessee limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

  LENDER:

PINNACLE BANK

By: /s/ William W. DeCamp
William W. DeCamp, Senior Vice President

GUARANTORS:

J. ALEXANDER’S HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

J. ALEXANDER’S RESTAURANTS, LLC,
a Tennessee limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

J. ALEXANDER’S RESTAURANTS OF
KANSAS, LLC, a Kansas limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

J. ALEXANDER’S OF TEXAS, LLC,
a Texas limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

JAX REAL ESTATE, LLC,
a Delaware limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

JAX RE HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

JAX REAL ESTATE MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

STONEY RIVER MANAGEMENT COMPANY, LLC,
a Delaware limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

SRLS LLC,
a Delaware limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

STONEY RIVER LEGENDARY MANAGEMENT, L.P.,
a Georgia limited partnership

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer

STONEY RIVER, LLC,
a Delaware limited liability company

By: /s/ Mark A. Parkey
Name:Mark A. Parkey
Title:Executive Vice President and Chief Financial Officer